Palmer Square Absolute Return Fund Class A Shares - PSQAX Class I Shares – PSQIX
Summary Prospectus	September 4, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at www.palmersquarefunds.com.  You may also obtain this information at no cost by calling 1-866-933-9033 or by sending an e-mail request to investorrelations@palmersquarecap.com.  The Fund's Prospectus and Statement of Additional Information, both dated August 31, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Fund is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "Class A Shares" on page 26 of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		5.75%		None
Maximum deferred sales charge (load)		1.00%1		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Retirement account fees (annual maintenance and full redemption requests)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.95%		1.95%
Distribution and/or service (12b-1) fees		0.25%		None
Other expenses		1.77%		1.77%
Dividend and interest expense on short sales	0.86%		0.86%
Shareholder servicing fee	0.08%		0.08%
All other expenses	0.83%		0.83%
Acquired fund fees and expenses		0.01%		0.01%
Total annual fund operating expenses2		3.98%		3.73%
Fee waiver and/or expense reimbursement3		(0.61)%		(0.61)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)2,3		3.37%		3.12%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights tables, which reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.

3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.50% and 2.25% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively.  This agreement is effective until August 31, 2013 and is subject thereafter to annual re-approval of the agreement by the advisor and the Trust’s Board of Trustees.  This agreement may be terminated with the consent of the Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment to the extent a class's total annual fund operating expenses do not exceed the limits described above or any lesser limit on operating expenses in place at the time of reimbursement.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Fund’s Advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	Five Years	Ten Years
Class A shares	$895	$1,665	$2,452	$4,488
Class I shares	$315	$1,085	$1,874	$3,937

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the period from May 17, 2011 (commencement of operations) to April 30, 2012, per SEC methodology, the Fund’s portfolio turnover rate was 490% of the average value of its portfolio.

Principal Investment Strategies
Palmer Square Capital Management LLC (“Palmer Square” or the “Advisor”), the Fund’s investment advisor, seeks to achieve the Fund’s investment objective by delegating the management of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisors”).  The Advisor maintains primary responsibility for allocating Fund assets to the Sub-Advisors and from time to time will select and determine the percentage of Fund assets to allocate to each Sub-Advisor.   The Advisor invests a portion of the Fund’s assets in securities and other instruments directly.  The Advisor may exercise this discretion in order to hedge or to modify the Fund’s exposure to a particular investment or market-related risk created by a sub-advisor, to invest the Fund’s assets pending allocation to a sub-advisor, or to establish positions in securities it deems appropriate for meeting the Fund’s investment objectives.  The Advisor may from time to time reallocate the Fund’s assets among itself and the sub-advisors.

The Advisor and Sub-Advisors utilize a variety of strategies and styles in order to achieve favorable risk-adjusted returns over a market cycle through security selection and management of risk exposure.  The Advisor will allocate Fund assets to those Sub-Advisor strategies that it believes individually provide the potential for attractive long-term capital appreciation and collectively provide for overall investment diversification while also decreasing portfolio sensitivity to general market fluctuations.  The Advisor and  Sub-Advisors may not utilize all of the strategies all of the time due to the opportunistic and flexible nature of their investment approaches and philosophies.  The performance of these strategies may not correlate to the performance of traditional markets because of the strategies’ focus on limiting downside investment risk.  The Fund may engage in frequent and active trading.

The Advisor and Sub-Advisors may use one or more of the following investment strategies in connection with the management of Fund assets:

Fixed Income, Long/Short Credit, and Distressed Debt Investing focuses primarily on debt securities of domestic and foreign (including emerging market) governments, government-related agencies, and companies, of all maturities and credit qualities, including corporate bonds, bank loans and distressed debt, and mortgage-backed securities.  Typical credit related investment strategies involve a long/short or event driven style similar to those described above in “Long/Short Equity Investing” and “Event Driven Investing”.  Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments, among other factors.

Convertible Arbitrage Investing seeks to take advantage of pricing inefficiencies of the embedded option in a convertible bond. This strategy involves purchasing a portfolio of convertible bonds, and hedging a portion of the equity risk, interest rate and credit risk of the bonds by selling the underlying common stock short.  The Sub-Advisors utilizing this strategy may sell all or a portion of a Fund’s portfolio holding when, in their opinion developed through fundamental and macroeconomic analysis, the credit profile of a security has deteriorated, projections of equity volatility and credit spreads have materially changed, or market and liquidity conditions are materially different.

Event Driven Investing seeks to take advantage of the impact of corporate events on the market value of securities of U.S. Issuers and Foreign Issuers.  Corporate events include, but are not limited to, restructurings, mergers and acquisitions, distressed situations, reorganizations, spin-offs, leveraged buyouts and material litigation.  The Sub-Advisors utilizing this strategy may sell all or a portion of a portfolio holding of the Fund when, in their opinion, one or more of the following occurs: (1) the arbitrage spread narrows to a level at which the risk-reward ratio is no longer favorable; (2) the Sub-Advisor becomes concerned about the status of the corporate event transaction; or (3) a more attractive security is identified.

Long/Short Equity Investing employs long and short investing primarily in common and preferred stocks of issuers organized in the United States (“U.S. Issuers”) and abroad in both developed and emerging markets (“Foreign Issuers”) based on the Sub-Advisor’s perception of such securities being overvalued or undervalued and desire to lessen exposure to general market risk.  In making sell decisions, the Sub-Advisor considers, among other factors, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, and whether there has been a clear deterioration of future earnings power.

Opportunistic/Global Macro Investing employs long positions and short positions across various U.S. and foreign markets, sectors and companies to seek to benefit from those investments which the sub-Advisor believes have the highest probability for success (long positions) and those that have the highest probability for decline (short positions).  Securities may be reviewed for sale, among other factors, due to changes in the Sub-Advisor’s perception of the credit, interest rate, or currency risk of the portfolio or of an individual security.  As part of the broader global macro strategy, the Fund may use currency strategies to generate alpha (“return”).  The Fund’s currency strategies may employ long and short positions in investments in currency markets around the world and may include one or a combination of options, futures, forwards or spot contracts on foreign currencies.  A sub-Advisor utilizing this strategy applies a systematic, quantitative process to determine how the Fund invests in individual currency contracts.

Managed Futures Related Investing employs strategies to invest primarily in a portfolio of futures contracts and futures-related instruments, such as equity index futures, currency forwards, commodity futures and fixed income futures, involving four major asset classes: commodities, currencies, fixed income and equities.  Securities may be reviewed for sale, among other factors, due to changes in a particular trend, technical market factor, or market factor such as price.

Long Investing focuses on the purchase of equities and debt securities of U.S. Issuers and Foreign Issuers based on the sub-Advisor’s ability to capitalize on a rising market through appreciation.  In making sell decisions, the sub-Advisor considers, among other factors, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the sub-Advisor’s opinion, there has been a loss of a long-term competitive advantage.

General.  To implement the various strategies, the Fund may invest in a wide variety of securities and financial instruments, markets, and asset classes available in both U.S. and non-U.S. markets, including emerging markets.  These securities and financial instruments may include, but are not limited to, equity securities, debt securities of any credit quality and maturity, and derivatives based on a variety of underlying assets, including options, futures, forward contracts and swap agreements.  The equity securities in which the Fund invests may include exchange traded funds (“ETFs”), which are pooled investment vehicles that generally seek to track the performance of specific indices and are traded on exchanges, mutual funds, and other pooled investment vehicles.

The Fund is non-diversified and therefore is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio.

Principal Risks
The Fund's principal risks are described below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•
General Market Risk.  The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•
Liquidity Risk.  The Fund may invest in securities that may have little or no active trading market.  The Fund may not be able to dispose of these securities promptly or at reasonable prices and may thereby experience losses and difficulty satisfying redemptions.

•
Management Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Advisor or Sub-Advisors cannot successfully implement their investment strategies. Additionally, neither the Advisor nor certain Sub-Advisors have previously managed a mutual fund.

•
Non-Diversified Fund Risk.  Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a diversified fund, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•
Multi-Manager Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Advisor’s methodology in allocating the Fund’s investment to the Sub-Advisors is not successful or if one or more Sub-Advisors do not successfully implement their own investment strategies.

•	Portfolio Turnover Risk. The Fund has a high portfolio turnover (100% or more) which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders.

•	Absolute Return Risk. The Fund’s returns may deviate from overall market returns to a greater degree than other mutual funds that do not employ an absolute return focus.

•
Convertible Securities Risk.  The Fund’s investments in convertible securities fluctuate similar to that of other debt securities and is subject to the same risks as debt securities in general.  In addition, the market value of a convertible security may be influenced by the market price of the security into which the convertible security may be converted.

•
Debt Securities Risks.  The Fund’s investments in debt securities will be subject to credit risk, interest rate risk and prepayment risk.  The Fund’s investment in junk bonds involves a greater risk of default.

•
Derivatives Risk.  A small investment in derivative instruments, or "derivatives," could have a potentially large impact on the Fund's performance.  Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund's other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to liquidity risk, leverage risk and counterparty credit risk.

•
Distressed Securities Risk.  The Fund’s investment in distressed securities may involve a high degree of credit risk, price volatility and liquidity risk.  These instruments, which involve loans, loan participations, bonds, notes, and non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default or close to default.  Valuing such instruments may be difficult and the Fund may lose all of its investment.

•
Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•
ETF, Mutual Fund and Other Pooled Investment Vehicle Risk.  The Fund’s investment in ETFs, mutual funds, and other pooled investment vehicles generally reflects the risks of owning the underlying securities the ETF, mutual fund, or pooled investment vehicle holds. It may also be more expensive for the Fund to invest in an ETF, mutual fund or pooled investment vehicle than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value.  Investing in ETFs, mutual funds, and other pooled investment vehicles may involve duplication of advisory fees and certain other expenses.

•
Event-Driven Strategies Risk.  The Fund’s investments in event-driven strategies are inherently speculative, and require a Sub-Advisor to make predictions about a corporate event and its impact on a company. The Sub-Advisor may make inaccurate predictions and the anticipated event and/or contemplated corporate transaction may not occur at all, or may not take place as expected, resulting in the distribution of a new less valuable security in place of the security (or derivative). Such securities are subject to the risk of complete loss of value.

•
Foreign Securities Risk.  The Fund’s investment in Foreign Issuers involves risks not generally associated with investment in the securities of U.S. Issuers, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  In addition, the Fund’s investments in Foreign Issuers are also subject to currency risks.

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IPO Risk. The Fund may invest in securities that are acquired in an Initial Public Offering or private placement, or are restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933) and may be illiquid. The Fund consequently may not be able to dispose of these securities promptly at the price at which they are valued.

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Large-Cap, Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

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Leverage Risk. The use of leverage, such as entering into futures contracts and forward currency contracts and engaging in forward commitment transactions and short sales, may magnify the Fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Mortgage-backed/Asset-backed Securities Risk.  The Fund’s investments in mortgaged-backed and other asset-backed securities involve interest-rate risk, prepayment risk and the loss of money if there are defaults on the loans underlying these securities. (See Debt Securities Risk above).

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Restricted Securities Risk.  The Fund may not be able to sell a restricted security (i.e., a 144A security) when the Sub-Advisor considers it desirable to do so or may have to sell such a security at a lower price than the Sub-Advisor considers desirable. A restricted security which was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities than for more liquid securities.

•
Short Sales Risk. Short sales may be considered a speculative technique.  In addition, under adverse market conditions, it may be difficult to purchase securities to meet short sale delivery obligations and portfolio securities may be required to be sold to raise the capital necessary to meet short sale obligations at times when fundamental investment considerations would not favor such sales.

Performance
The Fund does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Advisor
Palmer Square Capital Management LLC is the Fund’s investment advisor.

Sub-Advisors
The Advisor has entered into sub-advisory agreements with each of the following Sub-Advisors with respect to the Fund:  Argonaut Management, L.P., Coe Capital Management, LLC, Cramer, Rosenthal, McGlynn, LLC, Forum Asset Management, LLC, Fountain Capital Management, LLC, Glaxis Capital Management, LLC, Mesirow Financial Investment Management, Inc., Pinebank Asset Management, L.P., SSI Investment Management, Inc.,  and Turner Investments L.P.

Portfolio Managers

Advisor	Portfolio Manager	Managed the Fund Since:
Palmer Square Capital Management LLC	Christopher D. Long, President	Inception May 16, 2011
Palmer Square Capital Management LLC	Angie K. Long, CFA, Chief Investment Officer	Inception May 16, 2011
Sub-Advisor	Portfolio Manager	Managed the Fund Since:
Argonaut Management, L.P.	David Gerstenhaber, General Partner	Inception May 16, 2011
Coe Capital Management, LLC.	Mark D. Coe, CFA, CPA	October 12, 2011
Cramer Rosenthal McGlynn, LLC	Jay Abramson, President and Chief Investment Officer	Inception May 16, 2011
Forum Asset Management, LLC	Ray Bakhramov, Principal and Portfolio Manager	Inception May 16, 2011
Fountain Capital Management, LLC	Douglas Campbell, CFA, CPA Gregory Murphy, CFA, CPA Paul Carey, CFA Erin Carney, CFA Adam Peltzer, CFA, CPA	October 12, 2011 October 12, 2011 October 12, 2011 October 12, 2011 October 12, 2011

Glaxis Capital Management, LLC	Matthew Miller, CFA, Portfolio Manager Paul Holland, Portfolio Manager	Inception May 16, 2011 Inception May 16, 2011
Mesirow Financial Investment Management, Inc.	Gary Klopfenstein Fred Stambaugh Michael Miranda, CFA	October 12, 2011 October 12, 2011 October 12, 2011
Pinebank Asset Management, L.P.	Oren Cohen, Chief Investment Officer and Portfolio Manager Ed Galanek, Co-Portfolio Manager and Head Trader	Inception May 16, 2011 August 31, 2012
SSI Investment Management, Inc.	George M. Douglas, Principal, Portfolio Manager, and Chief Investment Officer Alex Volz, Portfolio Manager	Inception May 16, 2011 Inception May 16, 2011
Turner Investments L.P.	Christopher Baggini, CFA	June 21, 2012

While the Advisor delegates the day-to-day management of the Fund’s assets to a combination of the following Sub-Advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. Currently, the Advisor has entered into sub-advisory agreements with the ten Sub-Advisors listed above. The Sub-Advisors to which the Fund’s assets are allocated may change from time to time in the sole discretion of the Advisor. As of the date of this Prospectus, the Fund’s assets which have been allocated to Sub-Advisors are allocated among Coe Capital Management, LLC, Forum Asset Management, LLC, Fountain Capital Management, LLC, Glaxis Capital Management, LLC, Mesirow Financial Investment Management, Inc., Pinebank Asset Management L.P., SSI Investment Management, Inc., and Turner Investments L.P.

Purchase and Sale of Fund Shares
The following shows the Fund's investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Class I Shares
All Accounts	$1,000,000	$5,000

Shares of the Fund are redeemable through your broker-dealer or other financial intermediary, by mail, or by telephone on any day the New York Stock Exchange is open for business.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information
The Fund’s distributions out of its earnings and profits are generally taxable and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.  You may be taxed later upon withdrawal of monies from such tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.